SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

NORTH PENN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-52839	26-0261305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503
(Address of principal executive offices) (Zip Code)

(570) 344-6113
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On March 12, 2010, North Penn Bancorp, Inc., the holding company for North Penn Bank, announced its financial results for the twelve months ended December 31, 2009.  The press release announcing financial results for the twelve months ended December 31, 2009 is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired:  Not applicable

(b)           Pro Forma Financial Information:  Not applicable

(c)           Shell Company Transactions: Not applicable

(d)           Exhibits

Number                      Description

99.1                      Press Release Dated March 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2010	By:	/s/ Frederick L. Hickman
Frederick L. Hickman
Title President and Chief Executive Officer